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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Dish Network Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DISH NETWORK CORPORATION Shareholder Meeting to be held on 06/05/08 ** IMPORTANT NOTICE ** Proxy Material Available Regarding the Availability of Proxy Material • Notice and Proxy Statement • Form 10K Wrap You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. PROXY MATERIAL — VIEW OR RECEIVE You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 05/22/08. DISH NETWORK CORPORATION HOW TO VIEW MATERIAL VIA THE INTERNET 9601 S. MERIDIAN BOULEVARD ENGLEWOOD, CO 80112 Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIAL 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following R1DSH1 page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 06/05/08 Many shareholder meetings have attendance Meeting Time: 12:00 noon, local time requirements including, but not limited to, the For holders as of: 04/18/08 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material Meeting Location: for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to 9601 S. Meridian Blvd. vote these shares. Englewood, CO 80112 Vote By Internet To vote now by Internet, go to Meeting Directions: WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and For Meeting Directions Please Call: for electronic delivery of information up until 11:59 P.M. (303)723-1000 Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1DSH2

Voting items 1. ELECTION OF EIGHT DIRECTORS. Nominees: 01) James DeFranco 05) Gary S. Howard 02) Cantey Ergen 06) David K. Moskowitz 03) Charles W. Ergen 07) Tom A. Ortolf 04) Steven R. Goodbarn 08) Carl E. Vogel 2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2008. 3. THE SHAREHOLDER PROPOSAL TO AMEND THE CORPORATION’S EQUAL OPPORTUNITY POLICY. 4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. R1DSH3The Board of Directors recommends a vote FOR proposals 1 and 2.The Board of Directors recommends a vote AGAINST proposal 3.

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